SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2009

Global Resource Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50944	84-1565820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Atrium Way, Suite 100
Mount Laurel, New Jersey 08054

(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (856) 767-5665

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K of Global Resource Corporation filed on April 28, 2009 to include as an exhibit under Item 9.01 a copy of the Joint Development Agreement entered into on April 23, 2009 by and among Global Heavy Oil Corporation, a wholly-owned subsidiary of Global Resource Corporation, Schlumberger Technology Corporation and Schlumberger Holdings Limited.

Item 9.01  Financial Statements and Exhibits

Exhibit	Description of Exhibit

10.1	Joint Development Agreement, by and among Global Heavy Oil Corporation, Schlumberger Technology Corporation and Schlumberger Holdings Limited, dated April 23, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Resource Corporation

Dated: August 5, 2009	By: /s/ Peter A. Worthington
Peter A. Worthington
Chief Executive Officer and
Interim Chairman of the Board

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